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PROSPECTUS SUPPLEMENT
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* MFR Emerging Markets Total Return Series
* MFR Global Asset Allocation Series
* MFR Global High Yield Series
700 Harrison
Topeka, Kansas 66636-0001


                       Supplement Dated December 11, 1998
                        to Prospectus Dated May 1, 1998


   Effective December 31, 1998, Lexington Management Corporation ("Lexington") will resign as sub-adviser to Global High Yield Series, Global Asset Allocation Series and Emerging Markets Total Return Series. Beginning January 1, 1999, the Investment Adviser, MFR Advisors, Inc. ("MFR"), will assume Lexington's investment advisory responsibilities.

   Any references in the prospectus to the sub-investment advisory services provided by Lexington are deleted effective December 31, 1998.

   The second and third paragraphs of the section "Management of the Series," page 31, are deleted in their entirety and replaced with the following, effective December 31, 1998:

      MFR has engaged Security Management Company, LLC ("SMC"), 700 SW Harrison Street, Topeka, Kansas 66636, to provide certain investment advisory services to the Global Asset Allocation Series with respect to the Series' investments in domestic equity securities. SMC is a wholly-owned subsidiary of SBL.

      Subject to the supervision and direction of the Fund's Board of Directors, MFR, and with respect to the domestic equity securities portion of the Global Asset Allocation Series, SMC, manage the Series' portfolios in accordance with each Series' stated investment objective and policies and make all investment decisions. As compensation for its investment management services, MFR receives on an annual basis, .75 percent of the average daily net assets of the Global High Yield Series, and 1 percent of the average daily net assets of each of the Global Asset Allocation Series and Emerging Markets Total Return Series, computed on a daily basis and payable monthly. As compensation for the services provided to the Global Asset Allocation Series, MFR pays SMC, as Sub-Adviser, on an annual basis, a fee equal to .15 percent of the average daily net assets of the Series. Fees paid to SMC are calculated daily and payable monthly.

   The section "Portfolio Management," page 33, is deleted in its entirety and replaced with the following, effective December 31, 1998:

   Portfolio Management

      Each Series is managed by an investment management team of MFR. Bruce Jensen, Chief Investment Officer, has day-to-day responsibility for managing the Global Asset Allocation Series and Emerging Markets Total Return Series and directs the allocation of investments among common stocks and fixed income securities. The common stock portion of the Global Asset Allocation Series' portfolio receives sub-investment advisory services from SMC with respect to domestic equities. Maria Fiorini Ramirez has day-to-day responsibility for managing the Global High Yield Series.

      Bruce Jensen, Chief Investment Officer of MFR, holds a bachelor's degree in Accounting from Boston University and an M.B.A. in Finance from Fairleigh Dickinson University. Prior to joining MFR in 1992, he spent six years with the Pilgrim Group in Los Angeles and was Senior Vice President in charge of Fixed Income. Prior to Pilgrim, Mr. Jensen was a fixed income Portfolio Manager with Lexington. Mr. Jensen has managed the Emerging Markets Total Return and Global Asset Allocation Series since their inception in May 1997.

      Maria Fiorini Ramirez, President and Chief Executive Officer of MFR, began her career as a credit analyst with American Express International Banking Corporation in 1968. In 1972, she moved to Banco Nazionale De Lavoro in New York. The following year, she started a ten year association with Merrill Lynch, serving as Vice President and Senior Money Market Economist. She joined Becker Paribas in 1984 as Vice President and Senior Money Market Economist before joining Drexel Burnham Lambert that same year as First Vice President and Money Market Economist. She was promoted to Managing Director of Drexel in 1986. From April 1990 to August 1992, Ms. Ramirez was the President and Chief Executive Officer of Maria Ramirez Capital Consultants, Inc., a subsidiary of John Hancock Freedom Securities Corporation. Ms. Ramirez established MFR in August 1992. Ms. Ramirez holds a B.A. in Business Administration/ Economics from Pace University. She has managed the Global High Yield Series since its inception in 1995.

          Investors should retain this Supplement for future reference.